UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                      January 3, 2006 (December 30, 2005)


                         SkyTerra Communications, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                     000-13865                       23-2368845
(State or Other           (Commission File Number)            (IRS Employer
Jurisdiction of                                           Identification Number)
 Incorporation

               19 West 44th Street, Suite 507, New York, New York
       10036 (Address of principal executive offices, including zip code)

                                 (212) 730-7540
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 -  Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement.

         On December 30, 2005, SkyTerra Communications, Inc. (the "Company") entered into a separation agreement with its wholly-owned subsidiary Hughes Communications, Inc. ("Hughes") to facilitate the previously announced proposed special dividend distribution of Hughes to the Company's stockholders. The separation agreement effected the transfer, by way of contribution on December 31, 2005, from the Company to Hughes of substantially all of the assets and liabilities of the Company other than its interest in Mobile Satellite Ventures LP ("MSV"), Terrestar Networks, Inc. ("TerreStar") and certain designated cash. The separation agreement also contains agreements relating to indemnification and access to information, facilities, information technology and communications equipment. A copy of the separation agreement is filed as
Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On December 30, 2005, the Company also entered into a tax sharing agreement with Hughes under which Hughes has generally agreed to be responsible for, and to indemnify the Company and its subsidiaries against, all tax liabilities imposed on or attributable to (i) Hughes and any of its subsidiaries relating to all taxable periods and (ii) the Company and any of its subsidiaries for all taxable periods or portions thereof ending on or prior to a change of control of SkyTerra, in each case, after taking into account any tax attributes of the Company or any of its subsidiaries that are available to offset such tax liabilities. Notwithstanding the foregoing, Hughes is not responsible for any taxes relating to MSV, TerreStar or such a change of control. Additionally, under the tax sharing agreement, the Company is responsible for, and indemnifies Hughes and its subsidiaries against, all tax liabilities imposed on or attributable to such a change of control of the Company, MSV and TerreStar relating to all taxable periods, and the Company and any of its subsidiaries relating to all taxable periods or portions thereof beginning and ending after such a change of control. The tax sharing agreement also generally provides for the preparing and filing of tax returns and the handling, settling and contesting of tax liabilities for all taxable periods. A copy of the tax sharing agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         On December 30, 2005, Hughes and Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. ("Apollo"), stockholders of the Company, entered into a note purchase agreement and issued notes on January 1, 2006 pursuant to which Hughes borrowed $100 million in order to finance Hughes' purchase of the remaining 50 percent of the class A membership interests of HNS from The DIRECTV Group, Inc. ("DTV") (See Item 2.01 below.) The loan bears interest at a rate of 8% per annum and has a final maturity date of January 1, 2007. Pursuant to the note purchase agreement, following the special dividend distribution, Hughes is required to use best efforts to consummate its previously announced proposed rights offering so as to generate sufficient proceeds to repay the loan. Apollo has agreed to exercise its rights (including its over-subscription privileges) so that it purchases all of the shares of Hughes not subscribed for by other stockholders in the rights offering, up to the total unpaid principal and interest on the loan. Upon consummation of the proposed rights offering, the loan will automatically convert into common stock of Hughes based on the rights offering subscription price. The principal and interest under the loan that is not converted in the rights offering will be repaid in cash from proceeds from the rights offering. The loan is secured by a security interest in the cash proceeds of the rights offering that Hughes receives from stockholders other than Apollo. A copy of the note purchase agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

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

         On January 1, 2006, in connection with the transactions contemplated by the note purchase agreement, Hughes and Apollo entered into a security agreement pursuant to which Hughes granted Apollo a security interest in the proceeds of the proposed rights offering, other than with respect to subscriptions by Apollo as a result of the automatic conversion of the loan under the terms of the note purchase agreement. A copy of the security agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

         On January 1, 2006, in connection with the transactions contemplated by the note purchase agreement, Hughes, Apollo and certain affiliates of Apollo also entered into a registration rights agreement providing for, among other things, various demand and piggyback registration rights to Apollo relating to the resale of the shares of common stock that are issued to Apollo and its affiliates in connection with the proposed rights offering and special dividend distribution. A copy of the registration rights agreement is filed as Exhibit
10.5 to this Current Report on Form 8-K and is incorporated herein by reference.


Section 2 - Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

         Effective January 1, 2006, Hughes completed the purchase of the remaining 50 percent of the class A membership interests of HNS from DTV for $100 million in cash. To finance the transaction, effective January 1, 2006, Hughes borrowed $100 million from Apollo, stockholders of the Company. Concurrently, with the funding of the purchase from DTV, HNS paid DIRECTV $10 million to resolve certain post-closing adjustments related to the initial purchase by the Company of its 50 percent interest in HNS.

         On January 3, 2006, the Company issued a press release announcing the consummation of the purchase of the remaining 50 percent of the class A membership interests of HNS from DTV for $100 million in cash. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         On December 30, 2005, Hughes and Apollo entered into a note purchase agreement pursuant to which Hughes borrowed $100 million, effective January 1, 2006, in order to finance Hughes' purchase of the remaining 50 percent of the class A membership interests of HNS from DTV, the material terms and conditions of which are described in Item 1.01 above and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

         The exhibits to this Current Report on Form 8-K are listed on the
Exhibit Index on page 5 hereof, which is incorporated by reference in this Item 9.01(c).

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  January 3, 2006                By:  /s/ ROBERT C. LEWIS
                                           -------------------------------------
                                           Name:  Robert C. Lewis
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary



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


                                 EXHIBIT INDEX


Number         Description
------         -----------

4.1            Form of 8% Senior Secured Note due 2007.

10.1 Separation Agreement, dated as of December 30, 2005, by and between Hughes Communications, Inc. and SkyTerra Communications, Inc.

10.2 Tax Sharing Agreement, dated as of December 30, 2005, by and between Hughes Communications, Inc. and SkyTerra Communications, Inc.

10.3 Note Purchase Agreement, dated as of December 30, 2005, by and among Hughes Communications, Inc., Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P.

10.4 Security Agreement, dated as of January 1, 2006, by and between Hughes Communications, Inc. and Apollo Investment Fund IV, L.P., as Collateral Agent and Secured Party.

10.5 Registration Rights Agreement, dated as of January 1, 2006, by and among Hughes Communications, Inc., Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P., AIF IV/RRRR LLC, AP/RM Acquisition LLC and ST/RRRR LLC.

99.1           Press Release of SkyTerra Communications, Inc., dated January 3,
               2006.


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